UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2021

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended and Restated 2015 Stock Incentive Plan

As described in Item 5.07 below, at the Annual Meeting of Stockholders of Novavax, Inc. (the “Company”) held on June 17, 2021 (the “Annual Meeting”), the Company’s stockholders approved the proposal to amend and restate the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended (as amended and restated, the “Amended 2015 Stock Plan”), to increase the number of shares of the Company’s common stock, par value $0.01 (“Common Stock”), available for issuance thereunder by 1,500,000 shares.

A description of the Amended 2015 Stock Plan was set forth in the Company’s Definitive Proxy Statement on Form 14A filed with the U.S. Securities and Exchange Commission on May 3, 2021 (the “2021 Proxy Statement”) and is incorporated herein by reference. The foregoing description of the Amended 2015 Stock Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended 2015 Stock Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on June 17, 2021. Only stockholders of record as of April 20, 2021 (the “Record Date”) were entitled to vote at the Annual Meeting. As of the Record Date, there were 74,080,008 shares of Common Stock outstanding and entitled to vote at the Annual Meeting of which 54,435,897 shares were represented, in person virtually or by proxy, constituting a quorum on all matters voted upon. The final voting results of the Annual Meeting are as follows:

Proposal 1: Stockholders elected the following Class II nominees for director, each to serve a three-year term expiring at the 2024 Annual Meeting of Stockholders:
Name	For	Withheld	Broker Non-Votes
Richard H. Douglas, Ph.D.	38,782,475	2,107,095	13,546,327
Margaret G. McGlynn, R. Ph.	39,310,707	1,578,863	13,546,327
David M. Mott	19,710,117	21,179,453	13,546,327
Proposal 2: Stockholders approved, on an advisory basis, the compensation paid to the Company’s named executive officers in 2020:

For	Against	Abstaining	Broker Non-Votes
31,917,668	8,631,639	340,263	13,546,327
Proposal 3: Stockholders approved the Amended 2015 Stock Plan to increase the number of shares of Common Stock available for issuance thereunder by 1,500,000 shares:

For	Against	Abstaining	Broker Non-Votes
34,026,289	6,631,541	231,740	13,546,327

Proposal 4: Stockholders ratified certain April 2020 equity awards as described in the 2021 Proxy Statement:

For	Against	Abstaining	Broker Non-Votes
32,803,919	7,843,460	242,191	13,546,327
A majority of the total votes cast and a majority of the disinterested votes cast voted “for” Proposal 4.
Proposal 5: Stockholders ratified certain June 2020 equity awards as described in the 2021 Proxy Statement:

For	Against	Abstaining	Broker Non-Votes
32,616,137	8,023,875	249,558	13,546,327

A majority of the total votes cast and a majority of the disinterested votes cast voted “for” Proposal 5.

Proposal 6: Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstaining	Broker Non-Votes
53,094,395	1,052,845	288,657	—

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Novavax, Inc. 2015 Stock Incentive Plan (Incorporated by reference to Appendix A of the Registrant’s Definitive Proxy Statement filed on May 3, 2021 in connection with the Annual Meeting held on June 17, 2021 (File No. 000-26770)).
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: June 24, 2021	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary